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                                    GUARANTY

         GUARANTY dated as of December 10, 1999 made by LIN TELEVISION CORPORATION, a Delaware corporation having an address at 4 Richmond Square, Suite 200, Providence, Rhode Island 02906 ("Guarantor"), in favor of BENEDEK BROADCASTING CORPORATION, a Delaware corporation with an address at 100 Park Avenue, Rockford, Illinois 61101 ("BBC") and BENEDEK LICENSE CORPORATION, a Delaware corporation with an address at 100 Park Avenue, Rockford, Illinois 61101 ("BLC" and collectively with BBC, the "Beneficiaries").

                              W I T N E S S E T H:

         WHEREAS, the Beneficiaries and WGRC, Inc., a Delaware corporation ("WGRC"), are parties to an Asset Exchange Agreement (the "Exchange Agreement") of even date herewith pursuant to which WGRC is acquiring substantially all of the assets of television station WWLP-TV located in Springfield, Massachusetts;

         WHEREAS, Guarantor has entered into an option agreement with Gary R. Chapman, pursuant to which Guarantor has the right to purchase all of the shares of capital stock of WWLP Holdings, Inc., a Delaware corporation which indirectly holds all of the shares of capital stock of WGRC;

         WHEREAS, in order to induce the Beneficiaries to enter into the Exchange Agreement, the Beneficiaries have required and Guarantor has agreed to guaranty WGRC's obligations under the Exchange Agreement.

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby agree as follows:

         1. The Guarantor hereby absolutely, unconditionally, and irrevocably guarantees the full and prompt payment when due of all obligations and liabilities of every kind and nature of WGRC to the Beneficiaries arising under the Exchange Agreement.

         2. The guaranty hereunder shall be a continuing, absolute, irrevocable and unconditional guaranty of payment and performance as aforesaid and shall remain in full force and effect until the obligations and liabilities of WGRC to the Beneficiaries under the Exchange Agreement shall have been fully and satisfactorily discharged in accordance with its terms and provisions. This Guaranty shall remain in full force and effect without respect to future changes in conditions, including changes in law, until the obligations of WGRC under the Exchange Agreement have been indefeasibly discharged in full and until such obligations are not subject to rescission or repayment upon any bankruptcy, insolvency, arrangement, reorganization, moratorium, receivership or similar proceeding affecting WGRC.

         3. The guaranty and the liability of Guarantor hereunder shall remain in full force and effect and shall in no way be affected or impaired by (and no notice to Guarantor shall be required in respect of) any compromise, waiver, settlement, release, renewal, extension, indulgence, change in, or modification of any of the obligations and liabilities of WGRC or any sale or transfer by WGRC of all or any part of its assets, or any voluntary or involuntary liquidation, dissolution, merger or consolidation, of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy,





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assignment for the benefit of creditors, reorganization, moratorium, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting WGRC, or by any failure, neglect, or omission on the part of the Beneficiaries or any other person to give Guarantor notice of any default by WGRC under its obligations and liabilities or to realize upon any obligations or liabilities of WGRC, nor shall the obligation and liability of Guarantor hereunder be impaired, diminished, abated, or otherwise affected by any circumstances whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary the risk of Guarantor or otherwise constitute the legal or equitable discharge of a surety or guarantor; it being the intent and purpose hereof that Guarantor shall not be entitled to, and does hereby waive, any and all defenses available to guarantors, sureties and other secondary parties at law or in equity, except for the defense of payment and satisfaction. In order to hold Guarantor liable hereunder, there shall be no obligation on the part of the Beneficiaries or any other person at any time to demand or resort for payment or performance to WGRC or to any other person or corporation, their properties or assets or to any security, property or other rights or remedies whatsoever, and each of the Beneficiaries and each other person entitled to receive payments or the benefit of performance guaranteed hereunder shall have the right to enforce this guaranty irrespective of whether or not proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, WGRC shall default under its obligations to the Beneficiaries and that notwithstanding recovery hereunder for or in respect of any given default or defaults by WGRC under its liabilities and obligations to the Beneficiaries, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

         4. No act or omission of any kind or at any time on the part of either Beneficiary or any other person in respect of any matter whatsoever shall in any way affect or impair this Guaranty.

         5. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance under the Exchange Agreement is rescinded, avoided or for any other reason must be returned by either Beneficiary and the returned payment shall remain payable as part of Guarantor's obligations hereunder, all as though such payment had not been made.

         6. Notwithstanding any payment or payments made or obligations performed by the Guarantor by reason of this Guaranty, unless or until the obligations of WGRC under the Exchange Agreement have been indefeasibly discharged in full, Guarantor shall not be entitled to be subrogated to any rights of the Beneficiaries against WGRC relating to payments under the Exchange Agreement, and until the obligations of WGRC under the Exchange Agreement have been indefeasibly discharged in full, Guarantor waives any claim or other right which Guarantor may now have or hereafter acquire against WGRC that arises from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, which Guarantor now has or hereafter acquires whether or not such claim, remedy, or right arises in equity, or under contract, statute or common law.

         7. This Guaranty shall be binding upon Guarantor and its respective successors and assigns, and shall inure to the benefit of and be enforceable by the Beneficiaries and its successors and assigns.

         8. In the event any provision of this Guaranty shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

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         9. This Guaranty shall be governed, interpreted and construed in accordance with the laws of the State of New York applicable to contracts to be performed entirely within that State. Should any clause, section or part of this Guaranty be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Guaranty which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

         10. Guarantor hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, located in the County of New York and the United States District Court for the Southern District of New York with respect to any matter relating to this Guaranty and performance of its obligations hereunder, and Guarantor hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York, County of New York or the Southern District of New York by registered or certified mail to Guarantor at its address set forth above, provided that a reasonable time, not less than 30 days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules.

         11. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         12. Subject to applicable law, this Guaranty may be amended, modified or supplemented only by a written agreement signed by both Guarantor and the Beneficiaries.

         13. Guarantor specifically acknowledges that the Beneficiaries have and will specifically rely on this Guaranty in entering into the Exchange Agreement and consummating the transactions contemplated thereby. The Beneficiaries shall give Guarantor written notice of any assignment of its rights hereunder but the failure to give such notice shall not in any way operate to release Guarantor of its obligations hereunder or be any grounds for a defense to the enforcement of this Guaranty. Each of the obligations guaranteed under the Exchange Agreement (now or hereafter in effect) shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Guaranty.

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         IN WITNESS WHEREOF, Guarantor has executed this instrument as of the day and year first above written.

                                                  LIN TELEVISION CORPORATION

                                                  By: /s/ Denise M. Parent
                                                      -----------------------
                                                      Denise M. Parent
                                                      VP--Deputy General Counsel

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